Restrictions on Cash and Due from Banks	12 Months Ended
Dec. 31, 2023
Cash and Cash Equivalents [Abstract]
Restrictions on Cash and Due from Banks

NOTE 4	Restrictions on Cash and Due from Banks
Banking regulators require bank subsidiaries to maintain minimum average reserve balances, either in the form of vault cash or reserve balances held with central banks or other financial institutions. The amount of required reserve balances were approximately $53 million and $45 million at December 31, 2023 and 2022, respectively. The Company held balances at central banks and other financial institutions of $49.5 billion and $41.6 billion at December 31, 2023 and 2022, respectively, to meet these requirements and for other purposes. These balances are included in cash and due from banks on the Consolidated Balance Sheet.